UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 13, 2023

ZRCN Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-56380	83-2756695
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1580 Dell Avenue, Campbell, CA. 95008.

(Address of principal executive offices and zip code)

(408) 963-4550

Registrant’s telephone number, including area code:

Harmony Energy Technologies Corp.

165 Broadway FL 23

New York, New York 10006

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Exchange Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Securities registered under Section 12(g) of the Exchange Act:

Common Stock, par value $0.0001 per share

(Title of class)

Item 1.01 Entry into a Material Definitive Agreement.

The information contained in Item 2.01 below relating to the various agreements described therein is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Merger Agreement

On April 13, 2023, pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 13, 2023, by and among ZRCN, Inc. (f/k/a Harmony Energy Technologies Corp.) (the “Company”), ZRCN, Inc., a California corporation and a direct, wholly owned subsidiary of the Company (“Merger Sub”), and Zircon Corporation, a California corporation (“Zircon” or “Zircon Corp.”), upon the terms and subject to the satisfaction of the conditions described in the Merger Agreement, including approval of the transaction by Zircon’s shareholders, Merger Sub will be merged with and into Zircon (the “Merger”), with Zircon surviving the Merger as a wholly-owned subsidiary of the Company. The shareholders of Zircon will become the majority owners of the Company’s outstanding common stock upon the closing of the Merger. Terms of the Merger include a payment of approximately an aggregate of $180,000 to certain creditors of the Company from Zircon, which is intended to repay certain of the Company’s payables at closing.

Prior to the execution of the Merger Agreement, the Board of Directors of the Company (the “Board”), unanimously (i) determined that the terms and provisions of the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair to, advisable and in the best interests of the Company and its shareholders, (ii) approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Merger, and (iii) determined that it is advisable and in the best interests of the Company and its shareholders to enter into the Merger Agreement and to consummate the transactions contemplated thereby, including the Merger.

Pursuant to the Merger Agreement, each share of common stock of Zircon, par value $0.0001 per share (the “Zircon Common Stock”) (other than any cancelled shares (as defined in the Merger Agreement) and Dissenting Shares (as defined in the Merger Agreement)), issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) shall be automatically converted into the right to receive an aggregate of 177,339,233 shares of common stock, par value $0.0001 per share, of the Company (“Company Common Stock”). As a result, immediately following the Effective Time, the former Zircon shareholders will hold approximately 90% of the outstanding shares of Company Common Stock and the shareholders of the Company will retain ownership of approximately 10% of the outstanding shares of Company Common Stock. In addition, at the closing of the Merger, the Company will issue certain consultants and advisors warrants to purchase an aggregate of 4,308,177 shares of Company Common Stock (the “Consultant Warrants”). The Consultant Warrants will be a ten year warrant, and will have an exercise price of $0.01 per share. Upon completion of the Merger, the Company agreed to change its name to ZRCN Inc., as further described in Item 3.03 and Item 5.03 below.

The closing is subject to satisfaction or waiver of certain conditions including, among other things, (i) the required approvals by the Zircon shareholders, (ii) the accuracy of the representations and warranties, subject to certain materiality qualifications, (iii) compliance by the parties with their respective covenants, (iv) no law or order preventing the merger and related transactions, and (v) execution of certain Warrant Exchange Agreements and Debt Settlement Agreements (each as defined below).

On April 14, 2023, the Company completed its business combination with Zircon in accordance with the terms of the Merger Agreement, pursuant to which Merger Sub merged with and into Zircon, with Zircon surviving as a wholly-owned subsidiary of the Company.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 to this report and incorporated herein by reference.

The Merger Agreement (and the foregoing description of the Merger Agreement and the transactions contemplated thereby) has been included to provide investors and shareholders with information regarding the terms of the Merger Agreement and the transactions contemplated thereby. It is not intended to provide any other factual information about the Company and Zircon. The representations, warranties and covenants contained in the Merger Agreement were made only as of specified dates for the purposes of the Merger Agreement, were solely for the benefit of the parties to the Merger Agreement and may be subject to qualifications and limitations agreed upon by such parties. In particular, in reviewing the representations, warranties and covenants contained in the Merger Agreement and discussed in the foregoing description, it is important to bear in mind that such representations, warranties and covenants were negotiated with the principal purpose of allocating risk between the parties, rather than establishing matters as facts. Such representations, warranties and covenants may also be subject to a contractual standard of materiality different from those generally applicable to shareholders and reports and documents filed with the SEC. Investors and shareholders are not third-party beneficiaries under the Merger Agreement. Accordingly, investors and shareholders should not rely on such representations, warranties and covenants as characterizations of the actual state of facts or circumstances described therein. Information concerning the subject matter of such representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

Warrant Exchange Agreement

In connection with the Merger, the Company entered into a warrant exchange agreement, dated April 14, 2023 (the “Warrant Exchange Agreement”), with certain Holders of the Company’s warrants under which such holders will receive 470,188 shares of Common Stock in exchange for their warrants. The foregoing description of the Warrant Exchange Agreement is not complete and is qualified in its entirety by reference to the form of Warrant Exchange Agreement which is attached hereto as Exhibit 10.1 to this report and incorporated herein by reference.

The issuance of shares of our Common Stock pursuant to the Warrant Exchange Agreements was not registered under the Securities Act, in reliance upon the exemption from registration provided by Section 3(a)(9) or Section 4(a)(2) of the Securities Act, which exempts transactions by an issuer not involving any public offering, and Rule 506(b) of Regulation D promulgated by the SEC. These securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirement, and are subject to further contractual restrictions on transfer as described below.

Debt Settlement Agreement

In connection with the Merger, the Company entered into debt settlement agreements (the “Debt Settlement Agreements”) with certain creditors of the Company under which the Company agreed to make certain payments over the next 12 months to the creditors in satisfaction of an aggregate of $576,881 which was owed to them. The foregoing description of the Debt Settlement Agreements is not complete and is qualified in its entirety by reference to the form of Debt Settlement Agreement which is attached hereto as Exhibit 10.2 to this report and incorporated herein by reference.

Escrow Agreement

In connection with the Merger, on April 14, 2023 we entered into an escrow agreement (the “Escrow Agreement”) with Christian Guilbaud, Kenneth Charles Grainger, Demin Huang and Rui Zhi, each as a “Guarantor” and collectively, the “Guarantors,” Zircon Corporation and Anthony L.G., PLLC, as escrow agent (the “Escrow Agent”) under which the Guarantors have agreed to place an aggregate of 3,877,440 shares of Company Common Stock that was issuable to them in connection with the Merger into escrow with the Escrow Agent for the purposes of supporting the indemnification obligations of the Company under the Merger Agreement. The foregoing description of the Escrow Agreement is not complete and is qualified in its entirety by reference to the form of Escrow Agreement which is attached hereto as Exhibit 10.3 to this report and incorporated herein by reference.

DESCRIPTION OF BUSINESS

Zircon was founded in 1977 as a start-up in Northern California (Silicon Valley). In 1980, Zircon introduced the market’s first capacitor plate based stud finder to detect changes in the dielectric constant of a wall. With the “Stud Sensor”, Zircon singlehandedly opened an entirely new market segment to the electronics industry: the hardware business. Zircon then set out to develop novel stud finders, metal detectors and electrical scanners for use in the home and commercial repair, construction, improvement, and interior decor industry which includes both professionals and do-it-yourselfers.

Zircon products are sold and marketed to both do-it-yourself (DIY) retail and professional consumers through third-party retailers and distributors worldwide and sold direct to consumers through the company’s website at www.zircon.com.

Zircon designed and manufactured the original StudSensor™ stud finder, and is committed to providing innovative, proprietary, affordable, and easy-to-use technology to the world’s toolboxes. Zircon’s patented technology solves everyday problems for DIYers, the professional construction trades, and home décor installers worldwide.

Zircon develops, owns, and continuously refines the proprietary and licensed technologies and designs for all its products. Sensor development, custom mixed-mode ASICs (chips), software, firmware and ergonomic design are major components of the company’s overall IP portfolio and strategy.

Zircon’s intellectual property portfolio consists of approximately 113 individual patents, including at least 83 US patents, 26 Canadian patents and 4 China patents, 19 trademarks and tradenames, including 13 registered trademarks, and 6 unregistered tradenames.

Zircon products are available to retail and professional consumers directly through its website, and through multi-decade relationships with major online and offline physical retailers like Home Depot, Lowes, Menards, Walmart, ACE, Amazon and many others.

Zircon has announced a new product technology and associated new products based on its proprietary ‘Superscan’ technology. The company is accepting pre-orders for its new products and expects to deliver products from this new line to retail customers and distributors in fiscal 2nd quarter of 2023.

Zircon intends to invest in this and other new technologies, and deploy a full line of new products to complement its existing product portfolio, enter new markets, and significantly expand penetration into the company’s existing global markets.

New markets for Zircon products and technology could include inspection data sales to the insurance industry, commercial building certification and testing, public infrastructure assessment, Building Information Modelling, and other areas where the company believes its unique technology could be beneficial.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of the Company’s Common Stock immediately after the closing of the Merger on April 14, 2023:

●	each person, or group of affiliated persons, who is the beneficial owner of more than 5% of the outstanding common stock of the Company;
●	each executive officer and director of the Company; and
●	all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including securities that are exercisable or convertible, as the case may be, within 60 days of April 14, 2023. Shares of common stock issuable pursuant to such securities are deemed outstanding for computing the percentage of the person holding such securities and the percentage of any group of which the person is a member but are not deemed outstanding for computing the percentage of any other person. Except as indicated by the footnotes below, the combined Company believes, based on the information furnished to it, that the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown that they beneficially own, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Section 13(d) and 13(g) of the Securities Act.

The percentage of shares beneficially owned is based on 198,964,500 shares of Company Common Stock outstanding upon the closing of the Merger.

Unless otherwise noted below, the address of the persons listed on the table is c/o ZRCN Inc., 1580 Dell Avenue, Campbell, CA. 95008.

Beneficial ownership representing less than 1% is denoted with an asterisk (*).

	Beneficial Ownership
Name of Beneficial Owner	Shares	%
Greater than 5% Stockholders:
Stauss 2014 Revocable Trust (1)	79,802,655	40.11%
Kurt Stauss	35,467,847	17.83%
Eric Stauss	35,467,847	17.83%

Current Executive Officers and Directors:
John Stauss (1)	79,802,655	40.11%
Ronald Bourque	0	*
Robert Wyler	26,600,884	13.37%
All current executive officers and directors as a group (3 persons)	106,403,539	53.48%

(1)	John Stauss, as a trustee of the Stauss 2014 Revocable Trust, has the voting power to vote and dispose of the shares held in such trust.

Item 3.02 Unregistered Sales of Equity Securities.

Information concerning the Company’s issuance of Company Common Stock pursuant to the Merger Agreement and any Warrant Exchange Agreement, together with any Consultant Warrants is set forth under Item 2.01 above and is incorporated herein by reference. A copy of the Consultant Warrants is attached hereto as Exhibit 4.1 to this report and incorporated herein by reference.

The securities issued and sold is this transaction were not registered under the Securities Act, or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 3(a)(9) or Section 4(a)(2) of the Securities Act, which exempts transactions by an issuer not involving any public offering, and Rule 506(b) of Regulation D promulgated by the SEC. This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

Item 3.03 Material Modification to Rights of Security Holders

On April 18, 2023, in connection with the Merger, the Company filed an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware to change the Company’s name from “Harmony Energy Technologies Corp.” to “ZRCN Inc.” The Name Change did not alter the voting powers or relative rights of the Company Common Stock.

The foregoing description of the Name Change does not purport to be complete and is qualified in its entirety by reference to the complete text of the amendment to the Certificate of Incorporation, which is filed herewith as Exhibit 3.1, and incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

In accordance with the Merger Agreement, on April 14, 2023, at the Effective Time, each of the directors of the Company resigned from the Board. Following such resignations and effective as of the Effective Time, the following individuals, all of whom were directors of Zircon prior to the Merger, were appointed to the Board: John Stauss, whose term expires at the Company’s next annual meeting of stockholders. In addition, Zircon has appointed two additional members of the Board as discussed in Item 5.02 below. The appointment of these additional members is subject to compliance with Rule 14f-1 under the Securities Exchange Act of 1934, as amended.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignations of Executive Officers and Directors

In accordance with the Merger Agreement, on April 14, 2023, at the Effective Time, (i) Kenneth Charles Grainger resigned as President & Chief Executive Officer and Demin (Fleming) Huang resigned as Chief Financial Officer and Secretary and (ii) Kenneth Charles Grainger and Christian Guilbaud resigned from the Board, which resignations were not the result of any disagreements with the Company relating to the Company’s operations, policies or practices.

Appointment of Certain Officers and Directors

In accordance with the Merger Agreement, on April 14, 2023, the Board appointed the following officers of the Company, effective at the Effective Time: John Stauss as Chairman and Chief Executive Officer, Ronald Bourque as President, Chief Financial Officer and Chief Operating Officer and Robert Wyler as General Counsel and Secretary.

In addition, in accordance with the Merger Agreement, on April 14, 2023, the Board appointed John Stauss as a director of the Company, effective at the Effective Time. On April 17, 2023, the Board appointed Ronald Bourque and Robert Wyler to the Board, subject to compliance with Rule 14f-1 under the Exchange Act.

No person appointed as an officer and director of the Company in connection with the Merger Agreement has any family relationship with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer. There is no understanding or arrangement between any person appointed as an officer and director of the Company and any other person pursuant to which any such person was selected as an executive officer of the Company. There are no transactions in which any of Messrs. Stauss, Bourque and Wyler has an interest requiring disclosure under Item 404(a) of Regulation S-K.

John Stauss, age 65, was appointed on April 13, 2023, to serve as our Chief Executive Officer, Chairman and a Director, effective immediately. Mr. Stauss originally joined Zircon in 1984 as Operations Manager. In 1989, he was promoted to President where he served in that capacity until 2000. Mr. Stauss stepped down as President but remained a Director of the company from 2000 – 2006. In 2006, John returned to Zircon as its Chairman and CEO, where he has continually sought to set broad performance objectives for the Zircon to deliver excellence with a high degree of focus on consistent profitability, technical superiority, intellectual property development, industrial design and industry-leading vendor and end-user support. Mr. Stauss graduated from Homestead Highschool in 1975 and Cal Poly, San Luis Obispo with a Bachelors in Biochemistry in 1982 and a Masters in Business Administration (MBA) in 1984.

Ronald Bourque, age 72, was appointed on April 13, 2023, to serve as our Chief Financial Officer and President, effective immediately. Mr. Bourque was also appointed to serve as a director of the Company, subject to compliance with Rule 14f-1 under the Exchange Act. Mr. Bourque joined Zircon in 1985 and is the company’s Chief Operating Officer and President. Ron is responsible for all facets of the company’s operations, including management of all critical finance and production related activities, such as procurement, inventory, HR, facilities management, sales and customer service, as well as all F, P & A functions, audit, A/R, A/P and manufacturing operations. Prior to Zircon, Mr. Bourque held various senior management roles with high volume electronic and electronic hand-tool manufacturers. Mr. Bourque received a Bachelor of Science with a concentration in management and a minor in accounting, from San Jose State University in June, 1975. He earned his Masters in Business Administration (MBA) from San Jose State University in 1984. Ron also served in the US Navy from 1968 – 1972, where he received a Letter of Commendation and was honorably discharged. Mr. Bourque is a Vietnam veteran.

Robert Wyler, age 79, was appointed on April 13, 2023, to serve as our General Counsel and Secretary, effective immediately. Mr. Wyler was also appointed to serve as a director of the Company, subject to compliance with Rule 14f-1 under the Exchange Act. Mr. Wyler is a co-Founder of Zircon Corporation and is currently Vice President and Secretary, as well as the company’s General Counsel and a Director. Bob has served in various senior leadership and legal roles with domestic and international technology companies, including Varian Associates, a public company based in Palo Alto and Litronix, Inc. of Cupertino, CA., where he was responsible for supervision and management of all of the company’s legal matters both in the US and also across Litronix’s international operations in Europe, Malaysia, Singapore and Mauritius. Mr. Wyler received a Bachelor of Science in Mechanical Engineering from Stanford University in 1965, and a Juris Doctorate (JD) from Hastings College of Law in San Francisco in 1968.

Family Relationships

No family relationships exist between any of our current or former directors or executive officers.

Involvement in Certain Legal Proceedings

There are no material proceedings to which any director or executive officer or any associate of any such director or officer is a party adverse to our Company or has a material interest adverse to our Company.

Related Party Transactions

The following is a summary of transactions since March 31, 2021, to which the Company has been a participant, in which:

● the amounts exceeded or will exceed the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years; and

● any of its current directors, executive officers or holders of more than 5% of the respective capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Affiliated Entities

Zircon is a member of a controlled group of companies and has revenue and cost-sharing activities with other members of the controlled group. Results of operations and financial condition may not represent amounts that would have been reported if the company operated as an unaffiliated entity.

Zircon has an exclusive manufacturing and technical assistance agreement with Zircon de Mexico S.A. de C.V. (the “contractor”), an entity which is owned by certain shareholders of Zircon.

Under the terms of the agreement, Zircon provides materials, technical assistance, and expertise to the contractor, and the contractor assembles certain of Zircon’s products. Zircon paid the contractor for costs incurred in manufacturing Zircon’s products, as defined in the contract, plus a profit percentage of approximately 5% of actual cost during the 9 month periods ended December 31, 2022 and 2021. Total payments including the profit percentage amounted to $1,862,179 and $1,987,013 for the 9 month periods ended December 31, 2022 and 2021, respectively. As of December 31, 2022 and 2021, Zircon had a payable to the contractor of approximately $89,331 and $33,046, respectively.

Zircon has a note payable to the contractor. The note was established for the purpose of reducing the payable balance and to satisfy the company’s lender’s requirements. During the period December 31, 2021, Zircon increased the borrowings by $400,000 to reduce the payable balance and to control the timing of the expected cash payments. The outstanding loan balance on December 31, 2022 was at $800,000. The note bears interest at the current Federal funds rate not to exceed 5% and is limited to an increase of no more than 2% annually. The entire principal balance is due and payable in December 2024 and is subordinated to the line of credit agreement the company has with the bank.

In September 2017, an affiliated company, Zircon Corporation Limited, was established in the United Kingdom to facilitate the sale of Zircon’s products to European customers and operations began during the year ended March 31, 2019. The ownership structure of the affiliate is similar to the ownership of Zircon. The company pays certain administrative and selling expenses of the affiliate. During the 9 month periods ended December 31, 2022 and 2021, the company recorded sales to the affiliate of approximately $5,611 and $38,457, respectively. As of December 31, 2022 and 2021, the company had a receivable from the affiliate of approximately $95,400 and $175,751, respectively.

Notes Payable

Zircon has notes payable to the Stauss Family Administrative Trust to repay loans made to Zircon. During the year ended March 31, 2022, Zircon management made a one time unscheduled payment of $247,755. The remaining principal balance of $907,420 is due and payable in December 2024. Interest accrued at 5.5% per annum is paid quarterly and included in accrued expenses. The note is subordinated to the line of credit payable to the bank and no payment is to be made on the note without prior approval from the bank.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendments to Articles of Incorporation

In connection with the Merger, on April 18, 2023, we filed a certificate of amendment to our certificate of incorporation to change our corporate name to ZRCN, Inc.

Change in Fiscal Year

Effective Change in Fiscal Year

Effective April 14, 2023, our board of directors approved the change in our fiscal year end from December 31 to March 31.

Item 9.01 Financial Statements and Exhibits.

a)	Financial Statements of Business Acquired.

The following financial statements of Zircon are being filed as exhibits to this Current Report on Form 8-K:

(i)	The audited financial statements of Zircon as of and for the years ended March 31, 2022 and 2021 and related notes, are attached as Exhibit 99.1 to this Report.
(ii)	The unaudited financial statements of Zircon as of and for the nine month period ended December 31, 2022 and 2021 and related notes are attached as Exhibit 99.2 to this Report.

(b)	Pro Forma Financial Information

In accordance with Item 9(b)(2) of Form 8-K, we will file unaudited pro forma consolidated financial statements of the Company and Zircon by amendment as soon as possible, but not later than June 27, 2023.

(d)	Exhibits

Exhibit No.	Exhibit Description

2.1†	Agreement and Plan of Merger among Harmony Energy Technologies Corp., ZRCN, Inc., and Zircon Corporation dated April 13, 2023

3.1	Certificate of Amendment to Certificate of Incorporation changing corporate name to ZRCN, Inc., dated April 18, 2023

4.1	Form of Consultant Warrant

10.1	Form of Warrant Exchange Agreement

10.2	Form of Debt Settlement Agreement

10.3	Escrow Agreement, dated April 14, 2023, by and among the Company, Christian Guilbaud, Kenneth Charles Grainger, Demin Huang and Rui Zhi, Zircon Corporation and Anthony L.G., PLLC, as escrow agent.

99.1	Audited Financial Statements of Zircon Corporation as of and for the years ended March 31, 2022 and 2021.

99.2	Unaudited Financial Statements of Zircon Corporation as of and for the nine month periods ended December 31, 2022 and 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† Certain of the schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company hereby undertakes to furnish supplementally a copy of all omitted schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZRCN, Inc.

Date: April 19, 2023	By:	/s/ John Stauss
John Stauss
Chief Executive Officer

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